Principal Life Insurance Company 711 High Street, Des Moines, IA 50392 515 247 5111 tel

May 5, 2021

Via EDGAR

Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

RE:    Principal Life Insurance Company Variable Life Separate Account (“Registrant”)
    File Nos. 811-05118

Ladies and Gentlemen:

Pursuant to Rule 497(j) under the Securities Act of 1933, as amended (the "Act"), the Registrant certifies that the form of Prospectus and Statement of Additional Information that would have been filed under Rule 497(b) or (c) under the Act for each Policy listed below would not have differed from those contained in the Amendment identified below for each such Policy.

Policy Name	Amendment No.	Registration No.
Principal Variable Universal Life Accumulator	23	333-65690
Principal Variable Universal Life Accumulator II	20	333-100838
Principal Benefit Variable Universal Life	21	333-89446
Principal Benefit Variable Universal Life II	13	333-149363
Principal Executive Variable Universal Life	22	333-81714
Principal Executive Variable Universal Life II	19	333-149215
Principal Executive Variable Universal Life III	2	333-234718
Principal Flexible Variable Life	44	033-13481
PrinFlex Life	33	333-00101
Principal Survivorship Flexible Premium Variable Universal Life	24	333-71521
Principal Variable Universal Life Income	18	333-115269
Principal Variable Universal Life Income II	13	333-146896

The Amendments were filed electronically with the Securities and Exchange Commission on April 29, 2021 and are the most recent post-effective amendments to the Registrant’s registration statement with respect to the Policies.

If you have any questions regarding this filing, please call me at 515-235-1209.

Very truly yours,

/s/ Britney L. Schnathorst

Britney L. Schnathorst
Counsel